Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

September 30, 2009

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

September 30, 2009 (unaudited) and December 31, 2008

	September 30, 2009	December 31, 2008
Assets
Due from DB Exchange Traded Funds	$4,770,905	1,901,076
Investment in DB Exchange Traded Funds, at fair value	24,198	21,238
Due from affiliate, net	34,696,481	20,676,128

Total assets	$39,491,584	22,598,442

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$8,273,256	8,795,506

Total liabilities	8,273,256	8,795,506

Member’s capital	31,218,328	13,802,936

Total liabilities and member’s capital	$39,491,584	22,598,442

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

For the Nine Months Ended September 30, 2009 and 2008

	2009	2008
Income:
Management fees	$31,273,664	33,041,368
Change in net unrealized appreciation in investment DB Exchange Traded Funds	2,960	3,838

Total income	$31,276,624	33,045,206

Expenses:
Legal fees	1,461,347	2,148,044
Audit fees and tax services	4,449,820	5,798,760
Printing services	423,167	1,698,536
Administrator and Trustee fees	2,086,170	2,118,640
Distribution fees	5,211,032	5,559,094
Other	229,696	1,040,795

Total expenses	13,861,232	18,363,869

Net income	$17,415,392	14,681,337

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital (Deficit)

For the Nine Months Ended September 30, 2009 and 2008

	2009	2008

Member’s capital (deficit), opening balance	$13,802,936	(2,252,898)

Net income	17,415,392	14,681,337

Member’s capital, closing balance	$31,218,328	12,428,439

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

For the Nine Months Ended September 30, 2009 and 2008

	2009	2008
Cash flows from operating activities:
Net income	$17,415,392	14,681,337
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	(2,869,829)	(4,640,549)
Due from affiliate, net	(14,020,353)	(13,656,595)
Net change in unrealized gain on Investment in DB Exchange Traded Funds	(2,960)	(3,838)
Increase (decrease) in operating liabilities:
Accrued expenses	(522,250)	3,619,645

Net cash provided by (used in) operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	—

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds:

•

PowerShares DB Commodity Index Tracking Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Feeder Fund). DBC Feeder Fund was originally named “DB Commodity Index Tracking Fund” and changed its name to “PowerShares DB Commodity Index Tracking Fund” effective August 10, 2006,

•	DB Commodity Index Tracking Master Fund; a Delaware statutory trust organized on May 23, 2005; commenced investment operations on January 31, 2006 (the DBC Master Fund),

•

PowerShares DB G10 Currency Harvest Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Feeder Fund). DBV Feeder Fund was originally named “DB Currency Index Value Fund” and changed its name to “PowerShares DB G10 Currency Harvest Fund” effective July 20, 2006,

•

DB G10 Currency Harvest Master Fund; a Delaware statutory trust organized on April 12, 2006; commenced investment operations on September 15, 2006 (the DBV Master Fund). DBV Master Fund was originally named “DB Currency Index Value Master Fund” and changed its name to “DB G10 Currency Harvest Master Fund” effective July 20, 2006,

•	PowerShares DB Multi-Sector Commodity Trust; a Delaware statutory trust, in seven separate series, or Funds, organized on August 3, 2006; commenced investment operations on January 3, 2007:

•	PowerShares DB Energy Fund (the DBE Feeder Fund),

•	PowerShares DB Oil Fund (the DBO Feeder Fund),

•	PowerShares DB Precious Metals Fund (the DBP Feeder Fund),

•	PowerShares DB Gold Fund (the DGL Feeder Fund),

•	PowerShares DB Silver Fund (the DBS Feeder Fund),

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

•	PowerShares DB Base Metals Fund (the DBB Feeder Fund),

•	PowerShares DB Agriculture Fund (the DBA Feeder Fund).

•	DB Multi-Sector Commodity Master Trust; a Delaware statutory trust, in seven separate series, or Master Funds, organized on August 3, 2006; commenced investment operations on January 3, 2007:

•	DB Energy Master Fund (the DBE Master Fund),

•	DB Oil Master Fund (the DBO Master Fund),

•	DB Precious Metals Master Fund (the DBP Master Fund),

•	DB Gold Master Fund (the DGL Master Fund),

•	DB Silver Master Fund (the DBS Master Fund),

•	DB Base Metals Master Fund (the DBB Master Fund),

•	DB Agriculture Master Fund (the DBA Master Fund).

•	PowerShares DB US Dollar Index Trust; a Delaware statutory trust, in two separate series, or Funds, organized on August 3, 2006; commenced investment operations on February 15, 2007:

•	PowerShares DB US Dollar Index Bullish Fund (the UUP Feeder Fund),

•	PowerShares DB US Dollar Index Bearish Fund (the UDN Feeder Fund).

•	DB US Dollar Index Master Trust; a Delaware statutory trust, in two separate series, or Master Funds, organized on August 3, 2006; commenced investment operations on February 15, 2007:

•	DB US Dollar Index Bullish Master Fund (the UUP Master Fund),

•	DB US Dollar Index Bearish Master Fund (the UDN Master Fund).

•	DB-New York Nuclear Uranium Fund; a Delaware statutory trust organized on October 1, 2007 and has not yet commenced investment operations.

The above noted Feeder Funds and Master Funds will be collectively referred to herein as the “DB Exchange Traded Funds”, “Funds”, “Feeder Funds”, or the “Master Funds”, as applicable.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

(c)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of September 30, 2009 or December 31, 2008.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds.

Upon the establishment of the Funds, the Company’s investment represents 100% ownership and is stated at cost. Upon commencement of the Funds’ investment operations and issuance of the Funds’ Shares, the Company’s general share ownership of the Feeder Funds is recorded as capital in the consolidated financial statements of the Funds, and the Company’s general share ownership of the Master Funds is recorded as a non-controlling interest.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner-member is liable for income taxes, if any, on the Company’s income, loss, and other items and there is no tax-sharing arrangement between the Company and its owner-member. Based on the effective tax rate of the Company’s owner member, the Company’s pro-rata income tax expense would be approximately $5,200,000 and $4,400,000 for the federal tax, $1,200,000 and

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

$1,000,000 for the New York State tax, and $1,300,000 and $1,100,000 for the New York City tax for the nine-month period ended September 30, 2009 and 2008, respectively. The following is the major tax jurisdiction for the Company and the earliest tax year subject to examination: United States – 2005.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Master Funds monthly. No separate fee is received from each of the Feeder Funds.

(3)	Related Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA, DBB, DBC, DBE, DBP, and DBV Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

The DBO, DBS, DGL, UDN, and UUP Master Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.50% per annum of their net asset values.

During the Nine Months Ended September 30, 2009 and 2008 the Company earned management fees of $31,273,664 and $33,041,368, respectively. As of September 30, 2009 and December 31, 2008 Due from DB Exchange Traded Funds were $4,770,905 and $1,901,076.

	2009	2008	2009 Due from DB	2008 Due from DB
	Management fees	Management fees	Exchange- Traded Funds	Exchange- Traded Funds
DBA Master Fund	$10,358,599	13,067,703	1,384,863	627,835
DBB Master Fund	1,185,526	530,818	234,562	21,332
DBC Master Fund	13,071,788	12,856,736	2,118,925	689,981
DBE Master Fund	823,167	611,368	180,348	21,326
DBO Master Fund	749,870	185,370	121,293	27,885
DBP Master Fund	736,182	553,993	106,287	46,086
DBS Master Fund	250,929	198,595	29,051	17,198
DBV Master Fund	1,705,054	3,014,436	224,217	187,455
DGL Master Fund	430,966	280,356	64,041	30,192
UDN Master Fund	915,752	330,739	139,518	51,585
UUP Master Fund	1,045,831	1,411,254	167,800	180,201

	$31,273,664	33,041,368	4,770,905	1,901,076

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds and Master Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds and Master Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 6 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is non-interest bearing and there is no expiration date. As of September 30, 2009 and December 31, 2008, the Company had a net receivable from affiliate of $34,696,481 and $20,676,128, respectively.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of September 30, 2009 and December 31, 2008 are:

	2009	2008
DB-New York Nuclear Uranium Fund	$1,000	$1,000
PowerShares DB Commodity Index Tracking Fund	887	857
DB Commodity Index Tracking Master Fund	887	857
PowerShares DB G10 Currency Harvest Fund	920	780
DB G10 Currency Harvest Master Fund	920	780
PowerShares DB Energy Fund	951	833
DB Energy Master Fund	951	833
PowerShares DB Oil Fund	997	811
DB Oil Master Fund	997	811
PowerShares DB Precious Metals Fund	1,412	1,189
DB Precious Metals Master Fund	1,412	1,189
PowerShares DB Gold Fund	1,450	1,287
DB Gold Master Fund	1,450	1,287
PowerShares DB Silver Fund	1,190	811
DB Silver Master Fund	1,190	811
PowerShares DB Base Metals Fund	737	477
DB Base Metals Master Fund	737	477
PowerShares DB Agriculture Fund	1,025	1,038
DB Agriculture Master Fund	1,025	1,038
PowerShares DB US Dollar Index Bullish Fund	911	989
DB US Dollar Index Bullish Master Fund	911	989
PowerShares DB Bearish Index Tracking Fund	1,119	1,047
DB US Dollar Index Bearish Master Fund	1,119	1,047

	$24,198	$21,238

The Company’s ownership in each of the above DB Exchange Traded Funds represents less than 1.0%.

(5)	Accrued Expenses

Accrued expenses as of September 30, 2009 and December 31, 2008 consist of the following:

	2009	2008
Audit fees and tax services	$4,425,000	6,189,411
Distribution fees	2,442,819	323,243
Administrator and trustees fees	609,540	489,861
Legal fees	500,000	1,230,301
Printing services	165,000	372,690
Other	130,897	190,000

	$8,273,256	8,795,506

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

(6)	Service Agreements

(a)	Trust Agreement

Under the trust agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds.

Trustee fees are paid on behalf of the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds and Master Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services.

The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials.

The Distribution Services Agreement is terminable without penalty on sixty days’ written notice by the Company or by the Distributor. The Distribution Services Agreement will automatically terminate in the event of its assignment.

Distribution fees are paid on behalf of the Funds by the Company.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary.

License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc. an affiliate of the Licensor and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds.

Marketing fees are paid on behalf of the Funds by the Company.

(7)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(8)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

(9)	Recently Issued Accounting Standards

In June 2009, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 167, Amendments to FASB Interpretation No.46(R) (Statement No. 167). Statement No. 167

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2009

changes the approach to determining what constitutes a variable interest entity and which entity is a variable interest entity’s primary beneficiary for consolidation purposes. It also requires companies to more frequently reassess whether they must consolidate variable interest entities. The application of Statement No. 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. Management is currently evaluating the potential impact of this Standard on the Company’s financial statements.

(10)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 10, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments, other than the event described below.

Effective October 31, 2009, the Commodity Futures Trading Commission (CFTC), withdrew no-action relief with respect to certain positions in CBOT corn and CBOT wheat futures contracts, previously granted to the Company by the CFTC. As a result, the DBC Master Fund’s positions in CBOT corn and CBOT wheat contracts will be aggregated for federal speculative position limits purposes with the positions in CBOT corn and CBOT wheat contracts held by DBA Master Fund. The Company has determined that DBC Master Fund will replace the current index, Deutsche Bank Liquid Commodity Index–Optimum Yield Excess Return™ with Deutsche Bank Liquid Commodity Index–Optimum Yield Diversified Excess Return™ effective October 19, 2009; additionally DBA Master Fund will replace the Deutsche Bank Liquid Commodity Index–Optimum Yield Agriculture Excess Return™ with the Deutsche Bank Liquid Commodity Index Diversified Agriculture Excess Return™ effective October 19, 2009.